SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	October 27, 2005

INTERPOOL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-11862 (Commission File Number)	13-3467669 (IRS Employer ID Number)

211 College Road East, Princeton, New Jersey	08540

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(609) 452-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          Interpool, Inc. (the "Company"), the holders of a majority in principal amount of the Company’s 6% Notes due 2014 (the "Notes") and the holders of a majority of the Company’s common stock purchase warrants (the "Warrants") have entered into amendments to certain agreements relating to the outstanding Notes and Warrants, as follows:

          The Company and the holders of a majority of the Warrants entered into a Third Amendment dated as of October 27, 2005 to the Investor Rights Agreement dated as of September 14, 2004 relating to the Warrants (the "Investor Rights Agreement"). Pursuant to this amendment, the Investor Rights Agreement was amended to permanently eliminate any liquidated damages penalty relating to the Warrants once the Company’s registration statement for the Warrants is declared effective by the Securities and Exchange Commission (the "SEC"). The registration statement for the Warrants (and the shares subject to the Warrants) was filed with the SEC on August 1, 2005 but has not become effective.

          In addition, the Company and the holders of a majority of the Warrants entered into a Fourth Amendment dated as of October 28, 2005 to the Investor Rights Agreement, and the Company and the holders of a majority in principal amount of the Notes entered into a Third Amendment dated as of October 28, 2005 to the Registration Rights Agreements dated as of September 14, 2004 and November 29, 2004 relating to the Notes (the "Registration Rights Agreements"). Pursuant to these amendments, the Investor Rights Agreement and the Registration Rights Agreements were amended to extend the dates (as previously extended) by which the Company is required to take certain actions with respect to registration of the Notes and the Warrants with the SEC. Specifically, these amendments extend from November 1, 2005 to February 1, 2006 the date on which liquidated damages will become payable with respect to the Notes and/or the Warrants if they have not been registered with the SEC. The registration statements for both the Notes and the Warrants were filed with the SEC on August 1, 2005 but have not become effective.

          As a result of these amendmements, the Company must use commercially reasonable efforts to have the registration statement for the Warrants and the registration statement for the Notes declared effective by the SEC by January 6, 2006. If either of these registration statements has not become effective by February 1, 2006, the Company would be required to pay liquidated damages to the holders of these securities in accordance with the terms of the Registration Rights Agreements and the Investor Rights Agreement.

Item 9.01 Financial Statements and Exhibits.

           (a) Financial statements of business acquired: Not applicable

           (b) Pro forma financial statements: Not applicable

           (c) Exhibits: None

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signature on following page.]

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERPOOL, INC. By: /s/ James F. Walsh Name: James F. Walsh Title: Executive Vice President and Chief Financial Officer

Dated: November 2, 2005